Exhibit 13(b)

CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND
SECTION 906 OF THE SARBANES-OXLEY ACT

I, Monique Labbe, Treasurer (Principal Financial Officer) of Esoterica Thematic Trust (the “Registrant”), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1. The Form N-CSR of the Registrant on behalf of Esoterica NextG Economy ETF for the annual period ended October 31, 2021(the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: January 3, 2022	/s/ Monique Labbe
Monique Labbe, Treasurer
(Principal Financial Officer)

Exhibit 13(b)

CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND
SECTION 906 OF THE SARBANES-OXLEY ACT

I, Qindong (Bruce) Liu, President (Principal Executive Officer) of Esoterica Thematic Trust (the “Registrant”), certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

1. The Form N-CSR of the Registrant on behalf of Esoterica NextG Economy ETF for the annual period ended October 31, 2021 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: January 3, 2022	/s/ Qindong (Bruce) Liu
Qindong (Bruce) Liu
Principal Executive Officer
Esoterica Thematic Trust